Share-based Compensation - Summary of Inputs Used in Measurement of Fair Value at Grant Date (Detail)	12 Months Ended
	Dec. 31, 2017 CAD ($) yr	Dec. 31, 2016 CAD ($) yr
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected term (years) | yr	4.45	4.49
Forfeiture rate	0.00%	0.00%
Volatility	60.60%	52.50%
Dividend yield	0.00%	0.00%
Risk-free interest rate	1.04%	0.57%
Weighted-average fair value per option | $	$ 0.61	$ 0.17